EXHIBIT 10(c)

DOE F 4600.1
(08-93)

                            U.S. DEPARTMENT OF ENERGY
                      NOTICE OF FINANCIAL ASSISTANCE AWARD

Under the authority of Public Law       95-91 Department of Energy Organization
                                        Act of 1977 - 106-554 Small Business
                                        Reauthorization Act of 2000

and subject to legislation, regulations and policies applicable to (cite legislative program title): Small Business Innovation Research
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1.  PROJECT TITLE

    Feasability of Cost Effective, Long Length, BSCCO 2212 Round Wires, for Very High Field Magnets, Beyond 12 Telsa at 4.2 Kelvin
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2.  INSTRUMENT TYPE

/X/ GRANT      /_/ COOPERATIVE AGREEMENT
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3.  RECIPIENT (Name, address, zip code, area code and telephone no.)
    Superconductive Components Inc.

    1145 Chesapeake Avenue

    Columbus                             OH 43212
    TEL NO. 614-486-0261
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4.  INSTRUMENT NO.
DE-FG02-02ER83538
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5.  AMENDMENT NO.
    A003
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6.  BUDGET PERIOD
    FROM: 06/27/2003
    THRU: 06/26/2005
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7.  PROJECT PERIOD
    FROM: 07/22/2002
    THRU: 06/26/2005
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8.  RECIPIENT PROJECT DIRECTOR (Name and telephone no.)
    Dr. Scott Campbell
    614-486-0261
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9.  RECIPIENT BUSINESS OFFICER: (Name and telephone no.)
    Dan Rooney
    614-486-0261
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10. TYPE OF AWARD

/_/ NEW         /x/  CONTINUATION        /_/   RENEWAL
/_/ REVISION    /_/  SUPPLEMENT
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11. DOE PROJECT OFFICER (Name, address, telephone no.)
    Gerald J. Peters (SC-22)
    U.S. DOE/Germantown Building
    1000 Independence Avenue
    Washington                DC  20585-1290
TEL No. 301-903-3233             FAX NO.
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12. ADMINISTERED FOR DOE BY (Name, address, telephone no.)
    David Ramirez
    U.S. Department of Energy
    9800 South Cass Avenue

    Argonne                         IL  60439
TEL NO. 630-252-2133              FAX NO. 630-252-5045
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13. RECIPIENT TYPE
    /_/ STATE GOV'T     /_/  INDIAN TRIBAL GOV'T     /_/    HOSPITAL
    /_/ LOCAL GOV'T     /_/  INSTITUTION OF          /_/    OTHER NONPROFIT
                             HIGHER EDUCATION               ORGANIZATION

    /X/  FOR PROFIT ORGANIZATION           /_/  INDIVIDUAL
    /X/  C     /_/   P   /_/   SP          /_/  OTHER (specify)
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14. ACCOUNTING AND APPROPRIATIONS DATA
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 a. Appropriation Symbol    b. B & R Number    c. FT/AFP/OC    d. CFA Number
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      89X0222.91              KM0000000           WA CH  410         N/A
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15. EMPLOYER I.D. NUMBER

      31-1210318
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16. BUDGET AND FUNDING INFORMATION
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    a. CURRENT BUDGET PERIOD INFORMATION
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(1)  DOE Funds Obligated This Action                                 $280,000.00
(2)  DOE Funds Authorized for Carry Over                             $      0.00
(3)  DOE Funds Previously Obligated in this Budget Period            $105,592.00
(4)  DOE Share of Total Approved Budget                              $623,612.00
(5)  Recipient share of Total Approved Budget                        $      0.00
(6)  Total Approved Budget                                           $623,612.00
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            b. CUMULATIVE DOE OBLIGATIONS
(1)  This Budget Period                                              $385,592.00
     [(Total of lines a.(1) and a.(3)]

(2)  Prior budget Periods                                            $100,000.00

(3)  Project Period to Date                                          $485,592.00
     [(Total of lines b.(1) and b.(2)]
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17. TOTAL ESTIMATED COST OF PROJECT $___________________
    (This is the current estimated cost of the project. It is not a promise to award nor an authorization to expend funds in this amount.)
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18. AWARD/AGREEMENT TERMS AND CONDITIONS
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    This award/agreement consists of this form plus the following:
    a. Special terms and conditions.
    b. Applicable program regulations specify)  N/A
                                                --------------------------

                                                              (Date) -----------

    c. DOE Financial Assistance Rules, 10 CFR 600, as amended.
    d. Application/proposal dated 4/18/03, /X/ as submitted /_/ with changes as negotiated.
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19. REMARKS

    See Page No. 2 of this Notice of Financial Assistance Award
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20. EVIDENCE OF RECIPIENT ACCEPTANCE


                /s/ Daniel Rooney                               10/2/03
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      (Signature of Authorized Recipient Official)              (Date)

                    Daniel Rooney
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                      (Name)

                   President and CEO
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                     (Title)

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21. AWARDED BY:

               /s/  Patricia J. Schuneman                  9/29/03
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                     (Signature)                           (Date)

                 Patricia J. Schuneman
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                       (Name)
                     Team Leader
                   Operations Division
              Office of Acquisiton and Assistance
                    Contracting Officer
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                        (Title)

                                                     Grant No. DE-FG02-02ER83538
                                                              Amendment No. A003
                                                                     Page 2 of 3
19. REMARKS (Continued)

         Effective for performance under this grant, on or after the effective date of this amendment:

         1. Costs for the performance of the Phase II effort are herein definitized;

         2. The Small Business Innovation Research (SBIR) and Small Business Technology Transfer (STTR) Grant Application Budget (DOE F 4620-3), attached hereto, is made a part hereof;

         3. The Special Terms and Conditions for Financial Assistance Awards, coded SPRG-0503, previously incorporated into this grant in Amendment No. A002 is revised as follows:

                  a. Provision 3. Payment is revised to indicate payment by "Advance by Automated Clearing House (ACH)" in lieu of "Advance by Department of Treasury Standard Application for Payment System (ASAP)"; and

                  b.       The following Provisions are added:

                           "11. PARTIALLY FUNDED FINANCIAL ASSISTANCE AWARD WITHOUT COST SHARING

                                    This award is partially funded on a cost reimbursement basis. The total estimated DOE cost of the Phase II project to be conducted during the current budget period specified in Block 6. of the face page is $623,612.00. Cumulative DOE Obligations for the current budget period specified in Block 6. of the face page are $385,592.00, and, subject to the availability of additional funds, DOE anticipates obligating an additional $238,020.00 hereunder for the current budget period. The Recipient shall not be obligated to continue performance of the project beyond the total amount of funds set forth as the Cumulative DOE Obligations specified in Block 16.b.(l) of the face page plus the amount, if any, set forth as DOE Funds Authorized for Carry Over in Block 16.a.(2) of the face page; provided, however, that, once the Cumulative DOE Obligations for the current budget period have been increased by DOE to $623,612.00, the Recipient shall be expected to bring this phase of the project (covered by the current budget period) to its conclusion within the amount of funds then provided and there is no commitment by DOE to provide any additional funding to the Recipient. This award is subject to a refund of unexpended funds to DOE.

                                                     Grant No. DE-FG02-02ER83538
                                                              Amendment No. A003
                                                                     Page 3 of 3



                           12.      CEILING ON INDIRECT RATES

                                    Notwithstanding the provisions set forth in 10 CFR Part 600, Section 600.127, reimbursement to the awardee for allowable and allocable indirect costs shall be subject to the following ceiling rate(s) and base(s):

                                      Indirect
                                    Cost Category   Ceiling Rate      Base
                                    -------------   ------------      ----

                                      Overhead          150%       Direct Labor
                                                                   and Fringe
                                                                   Benefits

                                    The ceiling rate and base listed above shall apply to each of the awardee's fiscal years during which costs were incurred in performance of this award. Any indirect costs in excess of those incurred applying the above ceiling rate and base shall be absorbed by the awardee without reimbursement by the Government under any other grant, cooperative agreement or contract.

                           13.      ADVANCE UNDERSTANDING

                                    The recipient shall obtain prior written approval from the Contracting Officer having cognizance over the Los Alamos National Laboratory Management and Operating Contract, for use, under this grant, of any equipment, facility, or personnel at the Los Alamos National Laboratory. The recipient will be subject to all conditions established by that DOE Contracting Officer."

                  ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

DOE F-4620.3                                                          APPENDIX C

                            U.S. DEPARTMENT OF ENERGY
                  SMALL BUSINESS INNOVATIVE RESEARCH (SBIR) AND
                    SMALL BUSINESS TECHNOLOGY TRANSFER (STTR)
                            GRANT APPLICATION BUDGET
                             (Please Print or Type)

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FIRM NAME:
Superconductive Components, Inc.
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

A. PERSONNEL (Employees)           ROLE IN PROJECT       EST. HOURS    HOURLY     FRINGE      TOTAL COST
                                                                        RATE     BENEFITS
                                                                                 %

   NAME
Dr. Scott Campbell              Principal Investigator     1400          34       25 11900        59,500
Michael Matthews                    Process Engineer        700          21       25  3675        18,375
Tatyana Mishrova                   Characterization         500          20       25  2500        12,500
Thanou Chokbenboon                   Technician             600          12       25  1800         9,000

                    SUBTOTAL                                                                      99,375
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B. CONSULTANTS                     ROLE IN PROJECT       EST. HOURS    HOURLY
      NAME
                                                                                                       0
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
C. LEASED EQUIPMENT (Specify Time and Rate, or Other Basis) ITEM
                                                                                                       0
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D. PURCHASED EQUIPMENT                                                           AMOUNT           ITEM
Leco C-200 Carbon Analyzer                                                       25,000           25,000
Linseis L62 Differential Thermal Analyzer                                        30,000           30,000
(SCI will provide 50% of the equipment purchase costs as a cost share)
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E. TRAVEL
One trip to OST, Carteret, NJ for Process Engineer and Technician for
Process technology transfer training
airfare for two, with two hotel rooms for 4 nights, 1 rental car for 4 days, meals and misc.       4,000
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F. OTHER DIRECT COSTS
   1. Materials and Supplies        (see budget explanation                                       38,237
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   2. Publication Costs
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   3. Testing Services (include work at Government Installations)                                100,000
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   4. Computer Services
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   5. Research Institution
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   6. Other Subcontracts                                                                        187,875
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   7. Other
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TOTAL OTHER DIRECT COSTS                                                                         326,112
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G. TOTAL DIRECT COSTS (A through F)                                                              484,487
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H. INDIRECT COSTS (Specify Rate and Base)

                           Total Labor Cost       Rate %         Amounts
OH @     %                 99,375                  140           139,125
G&A @    %                 484,487                               0

      TOTAL INDIRECT COSTS                                                                       139,125
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I. TOTAL COSTS (G+H) 623,612
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J. FEE OR PROFIT 0
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K. TOTAL AMOUNT OF THIS REQUEST (Item I plus J)                                                 623,612
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L. Has any executive agency of the United States Government performed any review of your accounts of records in connection with any other grant or contract within the past year? __Yes _ _No. If Yes, give name, address, and phone number of reviewing office and official: DCAA, Washingon D.C. Walter Walters (202) 555-4444
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M. CORPORATE/BUSINESS AUTHORIZED REPRESENTATIVE - TYPED NAME AND SIGNATURE DATE: 10/02/03
Daniel Rooney                        (Signature) /s/ Daniel Rooney
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